UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant To Section 14(c)

of the Securities Exchange Act of 1934

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CELTRON INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

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CELTRON INTERNATIONAL, INC.

6779 Mesa Ridge Road, Suite 100

San Diego, CA 92121

NOTICE OF CONSENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

April     , 2006

Dear Stockholder:

Notice is hereby given to you as stockholders of record of Celtron International, Inc., as of April 19, 2006, that a Written Consent in Lieu of an Annual Meeting of Stockholders was executed on April 19, 2006 (the “Written Consent”) to accomplish the following:

1. To elect a board of four directors to hold the office during the ensuing year or until their respective successors are elected and qualified (the “Election of Directors”);

2. To change the Company’s name to Satellite Security Corporation (the “Name Change”);

3. To increase the Company’s authorized shares of common stock from 100,000,000 shares to 250,000,000 shares (the “Increase in Common Stock”);

4. To authorize 10,000,000 shares of “blank check” preferred stock (the “Authorization of Preferred Stock”); and

5. To adopt the Company’s 2006 Equity Incentive Plan (the “Equity Incentive Plan”).

The holders of approximately 53% of our outstanding common stock have voted in favor of the actions described in the Written Consent. This Written Consent satisfied the stockholder approval requirements under Nevada law. The foregoing action will be effective following the 20th day from the mailing of this Information Statement to the stockholders of the Company. The matters acted upon pursuant to the Written Consent are described in greater detail in the Information Statement accompanying this notice.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE NOT REQUIRED OR REQUESTED TO SEND US A PROXY.

The accompanying Information Statement is for informational purposes only and is being furnished to you in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. It summarizes the Election of Directors, the Name Change, the Increase in Common Stock, the Authorization of Preferred Stock, and the Equity Incentive Plan. Please read the accompanying Information Statement carefully.

By Order of the Board of Directors

Zirk Engelbrecht Chairman of the Board of Directors

San Diego, California

April     , 2006

CELTRON INTERNATIONAL, INC.

6779 Mesa Ridge Road, Suite 100

San Diego, CA 92121

INFORMATION STATEMENT

Dated April     , 2006

WE ARE NOT ASKING YOU FOR A PROXY OR A CONSENT AND YOU ARE

REQUESTED NOT TO SEND US A PROXY OR A CONSENT

This Information Statement is being mailed on or about April     , 2006 to the stockholders of Celtron International, Inc. at the direction of the Company’s Board of Directors (the “Board of Directors”). The terms the “Company,” “we,” “us,” or “our” refer to Celtron International, Inc., a Nevada corporation.

This Information Statement is furnished in connection with the written consents of the holders of 53% of the issued and outstanding shares of the Company’s common stock that were received on April 19, 2006 (the “Written Consent”) to accomplish the following:

1. To elect a board of four directors to hold the office during the ensuing year or until their respective successors are elected and qualified (“Election of Directors”);

2. To change the Company’s name to Satellite Security Corporation (the “Name Change”);

3. To increase the number of authorized shares of common stock of the Company from 100,000,000 shares to 250,000,000 shares (the “Increase in Common Stock”);

4. To provide for 10,000,000 shares of “blank check” preferred stock (the “Authorization of Preferred Stock”); and

5. To adopt the Company’s 2006 Equity Incentive Plan (the “Equity Incentive Plan”).

This Information Statement constitutes notice of corporate action without a meeting by the written consent of the Company’s stockholders pursuant to Section 78.320 of the Nevada Revised Statutes (“NRS”). This Information Statement is being sent to you for informational purposes only. No action is requested or required on your part.

Stockholders of record on April 19, 2006 are entitled to receive this Information Statement. As of that date, we had 98,056,563 shares of common stock issued and outstanding. Each outstanding share of common stock is entitled to one vote per share. We have no other voting securities outstanding. The affirmative consent of the holders of a majority of our outstanding common stock was required to approve each of the actions described above. The holders of approximately 53% of our outstanding common stock voted in favor of the actions described above on April 19, 2006. A copy of the Written Consent of the Stockholders is attached hereto as Appendix “A”. Therefore, we are not asking you for a proxy and you are not requested to send us a proxy.

The Name Change, increase in Common Stock and Authorization of Preferred Stock all require an amendment to the Company’s Articles of Incorporation. Under Nevada law, every amendment to the Company’s Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of the stockholders entitled to vote on any such amendment. The Board of Directors of the Company has approved each of the actions described herein. Under the NRS, our stockholders are not entitled to dissent and obtain payment for their shares in connection with any of the actions taken pursuant to the Written Consent or described in this Information Statement.

The expenses of mailing this Information Statement will be borne by us, including expenses incurred in connection with the preparation of this Information Statement and all documents that now accompany or may in the future supplement this Information Statement. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

RECENT CHANGE IN CONTROL

On December 9, 2005, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Satellite Security Systems, Inc., a California Corporation (“Satellite”), Celtron S3 Acquisition Corp., a wholly owned subsidiary of the Company formed for the purpose of the merger (“Merger Sub”), and Opus International, LLC, a Maryland limited liability company (“Opus”). On December 31, 2005, pursuant to the terms of the Merger Agreement, the Company acquired 100% of the issued and outstanding common stock of Satellite through a triangular merger of Merger Sub with and into Satellite, with Satellite continuing as the surviving corporation (the “Merger”). Under the terms of the Merger Agreement, the Company issued one share of its common stock in exchange for each 3.12 shares of Satellite outstanding. The completion of the Merger resulted in Satellite becoming a wholly owned subsidiary of the Company. In exchange for the outstanding shares of Satellite, the former holders of Satellite’s common stock received 65,076,750 shares of the Company’s common stock. The Company also assumed outstanding options and warrants to purchase Satellite’s common stock, which are now exercisable into 1,945,013 million shares of the Company’s common stock, while the former stockholders of Celtron retained 32,979,813 shares.

The Merger was accounted for as a reverse acquisition. Accordingly, the information in this Information Statement concerning the Company’s business describes the business conducted by Satellite prior to the Merger. Upon the closing of the Merger, Allen Harington and Amanda Harington resigned as officers and directors of the Company, and Marius Jordan resigned as a director of the Company and the directors and officers of Satellite were appointed as directors and officers of the Company. The current members of Board of Directors of the Company are Messrs. Kenneth Dixon, John L. Phillips, Zirk Engelbrecht and Stephen Hallock. The current officers of the Company are Kenneth Dixon, Chief Executive Officer, John L. Phillips, President, and Randall A. Smith, Chief Financial Officer.

CONSENT NO. 1

ELECTION OF DIRECTORS

The Board of Directors has fixed the current number of authorized directors at four. Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

Pursuant to the Written Consent, each of our current directors has been re-elected to hold office until the next annual meeting of the stockholders and until his successor has been elected and takes office. In the event that any of our directors should become unavailable prior to the effective date of this Information Statement or resign before the next annual meeting of the stockholders, a replacement will be appointed by a majority of the then-existing Board of Directors. Under Nevada law, the Written Consent is sufficient to elect all nominees to our Board of Directors without the vote or consent of any other stockholders of the Company.

The following table includes the names and certain information about the directors and executive officers of the Company.

Name	Position(s)	Age	Director and/or Executive Officer Since
Kenneth Dixon	Chief Executive Officer and Director	55	December 31, 2005
John L. Phillips	President and Director	35	December 31, 2005
Randall A. Smith	Chief Financial Officer	50	December 31, 2005
Stephen Hallock	Director	23	December 31, 2005
Zirk Engelbrecht	Chairman of the Board	49	February, 16 2006

The business experience of each of the above persons for at least the last five years is as follows:

Kenneth Dixon. Mr. Dixon has been a director and Chief Executive Officer of Celtron since the closing of the Merger with Satellite on December 31, 2005. From October 2005 to the present, Mr. Dixon has served as the Chairman of the Board and Chief Executive Officer of Satellite. Mr. Dixon has been a director of Satellite since July 2005. Mr. Dixon was a co-founder of Automated Resource Logistics (“ARL”), a systems integrator for asset management solutions, and was President of that company from 2003 until 2005. From 1999 to 2003, Mr. Dixon served as President of e-SIM, Ltd. (OTC Bulletin Board: ESIMF.OB) a developer of software tools for the telecommunication industry.

John L. Phillips. Mr. Phillips has been a director, the President, and Chief Technical Officer of Celtron since the closing of the Merger with Satellite on December 31, 2005. From 2000 to December 2005, Mr. Phillips was the President, Chief Technical Officer and Director of Satellite. From 2000 to October 2005, Mr. Phillips served as the Chief Executive Officer of Satellite. From 1998 to 2002, Mr. Phillips served as a director and officer of Corporate Advisors, LLC.

Mr. Randall A. Smith. Mr. Smith has been the Chief Financial Officer of Celtron since the closing of the Merger with Satellite on December 31, 2005. From November 2005 to December 2005, Mr. Smith served as the Chief Financial Officer of Satellite Security Systems, Inc. From 1997 to 2005, Mr. Smith served as the Managing Director of CFO Innovations. Through CFO Innovations from 2000 to 2002, Mr. Smith served as Vice President, Finance and Operations for Logic Innovations. From 1990 through 1996, Mr. Smith was CFO of WinField Medical, a medical device manufacturing company.

Stephen Hallock. Mr. Hallock has been a director of Celtron since the closing of the Merger with Satellite on December 31, 2005. Mr. Hallock is the President of The Aston Organization Limited, a stockholder of the Company. Mr. Hallock is the Managing Member of Opus International, LLC. From July 2004 to August 2005, Mr. Hallock served as Secretary and Director of Knight Fuller, Inc., and from May 2005 to August 2005, he served as the Chief Executive Officer of Knight Fuller, Inc.

Zirk Engelbrecht. Mr. Engelbrecht has been a director and Chairman of the Board of Celtron since February 16, 2006. In February 2006 Mr. Engelbrecht was named as Chairman and CEO of Safari and Associates. Mr. Engelbrecht has served as Chairman of NutraPhama Corp. from February 2001 to November 2002. Mr. Engelbrecht has been the Chairman and CEO of The Aston Organization Limited, a stockholder of the Company, since January 2000. He has been a Member of Opus International since July 2000.

Nomination of Directors

We do not have a standing nominating committee. We are currently seeking additional independent directors and intend to establish committees of the board once the additional directors have been appointed. The Board of Directors, acting as a Nominating Committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors for the next fiscal year should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Information Statement in the section titled “Stockholders’ Proposals”.

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

•	Minimum, relevant employment experience;

•	Familiarity with generally accepted accounting principles and the preparation of financial statements;

•	Post secondary education or professional license;

•	Previous experience as a Board member of an operating company; and

•	The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for director must agree to abide by our Code of Ethics, discussed in greater detail below.

Our goal is to achieve a balance of knowledge, experience and capability on our Board of Directors. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board of Directors does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Board of Directors has not received a nominee from a stockholder who is not also an officer or director of the Company. Each nominee to our Board of Directors expressed a willingness to serve during the 2006 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

Code of Ethics

The Company has adopted the Celtron International, Inc. Code of Ethics (the “Code”) that applies to the every officer of and director to the Company. The Code is attached as Exhibit 14 to its Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2006. The Code is also available free of charge upon request to the Company at 6779 Mesa Ridge Road, Suite 100, San Diego, CA 92121, Attn: Chief Executive Officer.

Legal Proceedings

In the first quarter of 2005, a complaint was filed against Celtron, its former officers and directors, independent accountants and attorneys in the United States District Court for the District of New Jersey, entitled Jay B. Ross and Protocol Electronics, Inc. v. Celtron International, Inc., Case No. 05-1300. Zirk Engelbrecht, our current Chairman of the Board and a stockholder of the Company, was named as a defendant in the complaint. The case concerns the former majority stockholder of the Company, and an alleged contract which called for the issuance of stock of the former majority stockholder in exchange for services rendered by Jay B. Ross. The complaint alleges causes of actions for breach of contract, promissory estoppel, common law fraud, securities fraud, New Jersey Civil RICO violations and conspiracy, professional negligence against counsel for the Company, professional negligence against the independent accountants for the Company, negligence of officers and directors, and tortuous interference with contract. Management and counsel for the Company believe the action to be without merit, and intend to vigorously defend the action. The Company has answered the complaint, and plans to file a motion for summary judgment.

Attendance at Board Meetings During Fiscal Year.

During the fiscal year ended December 31, 2005, the Board of Directors held a total of four meetings and took action by written consent on four occasions. Every member of the Board of Directors attended more than 75% of the meetings of the Board of Directors during fiscal 2005.

Audit Committee and Financial Report

The Company does not currently have an audit committee or “audit committee financial expert”. The Company is seeking additional board members including at least one additional director who qualifies as a “financial expert” and to serve as member of the audit committee, but as of the date of this report does not have such a director.

Audit Fees

The Company paid an aggregate of $84,000 to its principal accountant, Tauber & Balser P.C., for the audit of its annual financial statements, and review of its financial statements included in its Form 10-QSBs, and for services normally provided in connection with the statutory and regulatory filings or engagements for the fiscal year ended December 31, 2005. The Company did not pay Tauber & Balser P.C. any fees in the fiscal year ended December 31, 2004.

Audit-Related Fees, Tax Fees, All Other Fees

The Company paid no other fees to its principal accountant for audit-related services (other than reported above); tax compliance, tax advice or tax planning services; or any other products and services, other than those previously described, for the fiscal years ended December 31, 2005 and December 31, 2004.

Audit Committee Pre-Approval Policies

The Company does not have an audit committee and intends to adopt pre-approval policies and procedures for payments to its principal accountant once the audit committee has been established. The Board of Directors has approved all of the fees paid and identified herein to the Company’s principal accountant.

Compensation Committee

The Company does not currently have a compensation committee.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. Directors, executive officers and ten percent stockholders are required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2005.

Stockholder Communications with the Board of Directors

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company’s address or in care of the address shown in the table of beneficial ownership on this page. If a communication is sent to the Company’s address, the Company will forward any such communication to the relevant member of the Board of Directors.

Compensation of Directors and Executive Officers

The Company does not currently provide director compensation except for reimbursement of expenses incurred in connection with attendance at meetings. The Company’s Articles of Incorporation also provide for indemnification of its directors from certain liabilities arising out of their position as a director. The Company is seeking between 1 and 2 additional independent directors at this time, and anticipates entering into some compensation arrangement with any such directors, in addition to reimbursement of out-of-pocket expenditures.

The following table sets forth the compensation paid during 2005 to each person who served as a chief executive officer of the Company during 2005, and each person who served as an executive officer as of December 31, 2005:

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year Ending December 31st	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s) ($)		Securities Underlying Options/SARs (#)		All Other Compensation

Kenneth Dixon, Chief Executive Officer (1)	2005	$18,462	$0	$0	$150,000	(2)			$0

John L. Phillips, President	2005	$219,681	$0	$0	$207,303	(3)	1,923,077	(4)	$0
	2004	$103,957	$0	$0			368,489	(4)	$0
	2003	$92,300	$0	$0			38,455	(4)	$0

Randall A. Smith, Chief Financial Officer (5)	2005	$54,464	$0	$0					$0

(1)	Mr. Dixon commenced employment with the Company in October 2005.
(2)	Consists of 2,106,522 shares of restricted stock valued at $.06 per share.
(2)	Consists of 6,644,338 shares of restricted stock valued at $.03 per share.
(3)	Consists of stock option grants.
(4)	Mr. Smith commenced services with the Company in August 2005.

Employment Contracts

Prior to the Merger, Satellite entered into an employment agreement with John L. Phillips on November 9, 2005. In connection with the Merger, the Company has assumed the employment agreement. The employment agreement provides that Mr. Phillips will serve as the President and Chief Technology Officer of the Company at

a base salary of $180,000. In addition, Mr. Phillips is eligible for bonus compensation in such amount as may be determined by the Board of Directors from time to time. The agreement provides that the Company will issue Mr. Phillips a stock option to purchase 1,923,077 shares of the Company’s common stock at an exercise price of $.31 per share. In the event that the Company terminates Mr. Phillips’ employment without cause or as a result of a change in control, the Company is required to pay severance benefits equal to Mr. Phillips’ base salary and all other benefits at the time of termination for a period of 12 months, payable in accordance with the Company’s payroll practices. The Company has no other employment contracts with any of its executive officers. The Company has not adopted any compensation policies.

Option Grants

FISCAL YEAR 2005 OPTION GRANTS

Name and Principal Position	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees In Fiscal Year(3)	Exercise Price of Options Granted	Expiration Date
John L. Phillips	1,923,077	100%	$.31	November 9, 2015

Option Values

AGGREGATED OPTION VALUES AT DECEMBER 31, 2005

Name	Number of Shares Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End($)
	Exercisable	Unexercisable	Exercisable	Unexercisable
John L. Phillips	0	1,923,077	0	$211,538	(1)

(1)	Based on a per share price of $0.42 as of December 31, 2005.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information with respect to our common stock beneficially owned as of April 9, 2006 by (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our directors and executive officers, and (c) all directors and executive officers as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Class (2)
Officers and Directors
Kenneth Dixon	4,500,509	4.6%
John L. Phillips	3,941,303	4.0%
Randall A. Smith	60,000	—
Stephen Hallock (3)	13,259,314	13.5%
Zirk Engelbrecht (3)(4)	18,259,314	18.6%
All directors and executive officers as a group (5 persons) (3)(4)	36,751,126	37.5%

5% Stockholders
Marcy Engelbrecht	15,000,000	15.3%
J&C Resources, LLC	5,000,000	5.1%
Kensington & Royce, Ltd	15,000,000	15.3%

(1)	The address for each person is 6779 Mesa Ridge Road, Suite 100, San Diego, CA 92121.
(2)

The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/ or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 98,056,563 shares of common stock outstanding as of April 9, 2006.

(3)	Includes 3,259,314 shares registered in the name of The Aston Organization Limited, Mr. Hallock and Mr. Engelbrecht are shareholders of The Aston Organization Limited.
(4)	Includes 15,000,000 shares registered in the name of Kensington & Royce, Ltd. Mr. Engelbrecht is a shareholder of Kensington & Royce, Ltd.

Family Relationships

There are no family relationships among the directors or executive officers.

Certain Relationships and Transactions

On May 5, 2000 the Company’s predecessor entered into an Office Lease for property owned by Harry E. Maas, a former director of the Company. The Lease called for rent in the amount of $3,500 per month, which was accrued. In addition, Mr. Maas advanced cash and other services to the Company during the period from 2000 to 2005. The maximum amount owed to Mr. Maas for accrued rent, cash and other advances during 2005 was $3.2 million. On July 15, 2005, in connection with the sale of a portion of his shares to Opus International, Inc., Mr. Maas agreed to eliminate the amount due under the advances in exchange for a $1.6 million promissory note. On July 25, 2005, we entered into an Addendum to Office Lease Dated May 5, 2000 which increased the monthly rent to $5,000. Mr. Maas is no longer a director of the Company. The Office Lease was terminated effective January 15, 2006. The $1.6 million promissory note is still outstanding and the Company is making monthly payments against that note in the amount of $7,000 per month.

Zirk Engelbrecht and Stephen Hallock, both directors of the Company, are controlling shareholders of Opus International, LLC (“Opus”). Prior to the Merger, Opus was the majority stockholder of Celtron. The following transactions occurred in the last two years, to which Celtron was a party, in which Opus International, LLC had a direct material interest. On July 29, 2004, Celtron issued 350,469 shares to Opus International, LLC, in repayment of $141,231 in debt owed to Opus for working capital advances. On November 18, 2004, Celtron granted options to Opus to purchase up to 1 million shares of common stock at .30 per share. Opus exercised the option to purchase 300,000 shares at $90,000 in fiscal year 2004, and the remaining options were terminated. As of December 31, 2004, Celtron was indebted to Opus in the amount of $601,769 for working capital advances. During the six months ended June 30, 2005, Celtron received an additional advance of $268,498 from Opus, and issued 3,000,000 shares of common stock to discharge the total debt.

On March 17, 2005, Mr. Ken Dixon, our Chief Executive Officer, entered into a Convertible Promissory Note agreeing to loan to the Company up to $150,000 with amounts outstanding bearing interest at 9%. The maximum amount outstanding under the Convertible Promissory Note during 2005 was $131,447. On September 13, 2005 the Company entered into a Conversion Agreement pursuant to which Mr. Dixon agreed to convert all amounts outstanding under the Convertible Promissory Note into 2,106,552 shares of Common Stock.

Pursuant to an Agreement and Plan of Merger dated December 9, 2005, Celtron issued 54,739,314 shares of common stock to Opus International, LLC; 3,763,230 shares of common stock to John L. Phillips; and 4,500,509 shares of common stock to The Dixon Trust, beneficially owned by Director Kenneth Dixon, in exchange for shares that each held in Satellite Security Systems, Inc.

On February 16, 2006, the Company entered into a Convertible Promissory Note with The Aston Organization Limited. Mr. Zirk Engelbrecht and Mr. Steven Hallock, current directors of the Company, are controlling shareholders of The Aston Organization Limited. Under the terms of the Convertible Promissory Note, The Aston Organization Limited agreed to make advances to the Company up to an aggregate of $2 million. Amounts advanced under the Convertible Promissory Note accrue interest at 9% and are convertible into Common Stock at $.20 per share at any time at the election of the holder.

CONSENT NO. 2

NAME CHANGE

Pursuant to the Written Consent, the Company’s stockholders approved a change in the Company’s name from “Celtron International, Inc.” to “Satellite Security Corporation” The Company will also apply to the NASD for the issuance of a new stock ticker symbol.

Management has selected the name “Satellite Security Corporation” as a result of the completion of the Company’s recent acquisition of Satellite. In connection with its acquisition of Satellite, the Board of Directors has elected to change the name of the Company to reflect the name of its operating subsidiary.

The effective date of the Name Change will be upon filing of the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada. Our Board of Directors intends to file the Amended and Restated Articles of Incorporation as soon as practicable upon the passing of 20 calendar days from the date this Information Statement is mailed to our stockholders. The full text of the proposed amendment to the Articles of Incorporation is set forth in Appendix “B” to this Information Statement. The text of the amendment is subject to modification to include such changes as may be required by the Secretary of State of Nevada and as our Board of Directors deems necessary and advisable to effect the amendment.

CONSENT NO. 3

INCREASE AUTHORIZED SHARES OF COMMON STOCK

Pursuant to the Written Consent, the Company’s stockholders have approved an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 100,000,000, par value $0.001, to 250,000,000 with a par value of $0.001 per share.

As of the date of the Proxy Statement, there were 98,056,563 shares of our common stock outstanding, and options and warrants to purchase 1,945,013 shares of our common stock outstanding. The additional shares of common stock authorized under the proposed Amended Articles of Incorporation would be identical to the shares of common stock now authorized. Holders of common stock do not have preemptive to subscribe for additional securities which may be issued by the Company.

The purpose of the proposed increase in the number of authorized shares of common stock is to make additional shares of our capital stock available for use by the Board of Directors as it deems appropriate or necessary. The additional shares could be used, among other things, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for public or private financings to raise additional capital, for the expansion of business operations, the issuance of stock under options granted or to be granted under various stock incentive plans or other benefit plans for our employees and non-employee directors, and the issuance of stock under warrants granted or to be granted in the future. We will need to raise additional capital during 2006 in order to fund our operations. We anticipate that funding will come through the sale of equity securities or securities that are convertible into equity securities. No specific plans or agreements exist at this time with respect to the financing and no assurances can be given that a financing will take place or will be available on terms that are favorable to the Company. Except for the need to raise additional capital, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock. The proposed increase in the authorized number of shares of common stock could also have an anti-takeover effect. The availability for issuance of additional shares of common stock could discourage, or make more difficult efforts to obtain control of our Company because shares could be issued to dilute the voting power of a person seeking to take control.

The effective date of the Increase in Common Stock will be upon filing of the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada. Our Board of Directors intends to file the Amended and Restated Articles of Incorporation as soon as practicable upon the passing of 20 calendar days from the date this Information Statement is mailed to our stockholders. The full text of the proposed amendment to the Articles of Incorporation is set forth in Appendix “B” to this Information Statement. The text of the amendment is subject to modification to include such changes as may be required by the Secretary of State of Nevada and as our Board of Directors deems necessary and advisable to effect the amendment.

CONSENT NO. 4

AUTHORIZE “BLANK CHECK” PREFERRED STOCK

In addition to the increase in the number of shares of common stock authorized described above, our stockholders have approved, an amendment to our Articles of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock with a par value of $0.001 per share.

The purpose of providing for a class of preferred stock is to make additional shares of our capital stock available for use by the Board of Directors as it deems appropriate or necessary. The Board of Directors has not adopted any designations, rights or preferences for the preferred stock. The Board of Directors may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons for such consideration as the Board of Directors determines. This issuance could result in a significant dilution of the voting rights and the stockholder equity of then existing stockholders.

There are no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of preferred stock. However, the Board of Directors believes it prudent to have shares of preferred stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

Authorizing “blank check” preferred stock may have the effect of:

•	deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise;

•	inhibiting the removal of incumbent management; or

•	impeding a corporate transaction such as a merger. For example, the issuance of preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly

The effective date of the Authorization of Preferred Stock will be upon filing of the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada. Our Board of Directors intends to file the Amended and Restated Articles of Incorporation as soon as practicable upon the passing of 20 calendar days from the date this Information Statement is mailed to our stockholders. The full text of the proposed amendment to the Articles of Incorporation is set forth in Appendix “B” to this Information Statement. The text of the amendment is subject to modification to include such changes as may be required by the Secretary of State of Nevada and as our Board of Directors deems necessary and advisable to effect the amendment.

CONSENT NO. 5

APPROVAL OF 2006 EQUITY INCENTIVE PLAN

On April 18, 2006, the Company’s Board of Directors approved and adopted the Celtron International, Inc. 2006 Equity Incentive Plan (the “Plan”), and recommended that it be submitted to our stockholders for their approval. The Plan has been approved by the stockholders pursuant to the Written Consent described in this Information Statement.

Stockholder approval of the Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as described below, (ii) for the 2006 plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, (iii) to comply with the incentive stock option rules under Section 422 of the Code, and (iv) to comply with the stockholder approval requirements of the National Association of Securities Dealers National Market System (“NASDAQ”).

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as Appendix “C” to this Information Statement.

Description Of The Plan

Purpose. The purpose of the Plan is to provide the Company a means to retain the services qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an “Affiliate”, as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the “Code”)) are eligible to receive stock awards under the Plan.

Number of Shares of Common Stock Available Under the Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the Plan shall not exceed in the aggregate 20,000,000 shares of common stock.

If any stock award shall for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

Administration of the Plan. The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a Committee or Committees of one or more members of the Board of Directors. If administration is delegated to a Committee, the Committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the Committee at any time and revest the administration of the Plan in the Board of Directors.

In the discretion of the Board of Directors, a Committee may consist solely of two or more “outside directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “non-employee directors”, in accordance with Rule 16b-3. Within the scope of such authority, the Board of Directors or the Committee may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Change in Control. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

Amendment to the Plan and Awards. The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

Termination and Suspension of the Plan. The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board of Directors or approved by the stockholders of the Company, whichever is earlier. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Types Of Awards

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The Committee will determine the exercise price of options granted under the Plan, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each nonstatutory stock option granted under the plan shall not be less than 85% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by the Board of Directors at the time of grant.

Stock Bonus Awards other than Options. The Committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

Federal Income Tax Consequences Of Awards

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by us.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

BOARD OF DIRECTORS’ RECOMMENDATIONS AND VOTE REQUIRED

The affirmative vote of at least a majority of the issued and outstanding shares as of April 19, 2006 eligible to vote was necessary for approval each of the foregoing consent items. The required votes have been obtained pursuant to the Written Consent. No further vote is required to approve the Election of Directors, the Name Change, the Increase in Common Stock, the Authorization of Preferred stock or the adoption of the 2006 Equity Incentive Plan. The information contained in this Information Statement constitutes the only notice any stockholder will be provided.

INTEREST OF CERTAIN PERSONS IN FAVOR OR IN

OPPOSITION OF THE PLAN

No officer of director will receive any direct or indirect benefit from any of the consent items described in this Information Statement.

STOCKHOLDER PROPOSALS

The Company must receive at its principal offices before March 31, 2007, any proposal which a stockholder wishes to submit to the 2007 Annual Meeting of Stockholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that Annual Meeting.

A stockholder’s notice to the Secretary shall include (i) a brief description of the matter or nomination and the reason for addressing the matter at the meeting, (ii) the stockholder’s name and address, (iii) the number of shares of the Company owned or controlled by the stockholder, (iv) any material interest of the stockholder in the matter or nomination proposed, and (v) all other required information under Regulations 14A under the Securities Exchange Act of 1934.

The Company’s proxy related to the 2007 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any shareholder proposal that is received more than seven days after the date of notice of the 2007 annual meeting of stockholders. Any stockholder wishing to make a nomination or proposal should obtain a copy of the relevant provisions of our Bylaws from the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F. Street NE, NW, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

Zirk Engelbrecht Chairman of the Board of Directors
April , 2006

Appendix A

ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

IN LIEU OF ANNUAL MEETING

OF

CELTRON INTERNATIONAL, INC.

The undersigned, constituting a majority of the stockholders of Celtron International, Inc., a Nevada corporation (the “Corporation”), acting in accordance with the Bylaws of the Corporation and Section 78.320 of the Nevada Revised Statutes, hereby consent to the adoption of the following resolutions by written consent:

ELECTION OF DIRECTORS

RESOLVED, that the following persons are hereby elected as directors of the Corporation to serve until their successors are duly elected and qualified:

Kenneth Dixon

John L. Phillips

Stephen Hallock

Zirk Engelbrecht (Chairman)

AMENDED AND RESTATED ARTICLES OF INCORPORATION

(1) Name Change

WHEREAS, the Board of Directors of the Corporation deems it advisable and in the best interest of the Corporation and its stockholders to change the Corporation’s name to “Satellite Security Corporation” to reflect the name of its recently acquired operating subsidiary, Satellite Security Systems, Inc., a California corporation.

RESOLVED, that the undersigned stockholders hereby authorize and approve the change of the Corporation’s name to “Satellite Security Corporation”; and

RESOLVED FURTHER, the foregoing name change shall be evidenced in the Corporation’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), substantially in the form attached hereto as Exhibit A.

(2) Increased in Authorized Shares of Common Stock and Authorization of “Blank Check” Preferred Shares

WHEREAS, the Board of Directors of the Corporation deems it in the best interest of the Corporation and its stockholders to amend the Articles of Incorporation of the Corporation to: (i) increase the number of authorized shares of common stock from 100,000,000 shares to 250,000,000 shares, and (ii) to authorize 10,000,000 shares, par value $0.001 of “blank check” preferred stock, which may be issued in one or more series or classes as designated by the Corporation’s Board of Directors, from time to time, without approval of the stockholders;

RESOLVED, that, the undersigned stockholders of the Corporation hereby approve of amending the Articles of Incorporation of the Corporation to: (i) increase the number of authorized shares of Common Stock of the Corporation from 100,000,000 shares to 250,000,000 shares, and (ii) authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001;

A-1

FURTHER RESOLVED, that the Amended and Restated Articles of Incorporation, the form of which is attached hereto as Exhibit A, is hereby ratified and approved in all respects, and upon filing and acceptance thereof with the Nevada Secretary of State, will be the Articles of Incorporation of the Corporation; and

FURTHER RESOLVED, that the proper officers of the Corporation be, and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and file with the Nevada Secretary of State the Amended and Restated Articles, in such form as such officers, in their discretion, shall determine to be necessary, appropriate or desirable, any such determination to be conclusively evidenced by the execution, delivery and filing by such officers of the Amended and Restated Articles.

APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors of the Corporation believes it is the best interest of the Corporation to adopt a stock option plan in order to provide an incentive to attract, retain and reward eligible employees, directors and consultants and to motivate such persons to contribute to the growth and profitability of the Corporation; and

WHEREAS, Board of Directors of the Corporation has adopted the Satellite Security Corporation 2006 Equity Incentive Plan as set forth in Exhibit B attached hereto (the “Plan”), pursuant to which a maximum of Twenty Million (20,000,000) of the authorized but unissued or reacquired shares of the Corporation’s common stock may be issued upon the exercise of options granted under the Plan.

RESOLVED, that the Plan, in the form attached hereto as Exhibit B be, and hereby is approved.

GENERAL RESOLUTIONS

RESOLVED, that the Amended and Restated Articles shall be filed with the Nevada Secretary of State on the earliest practical date following twenty (20) days after the Definitive Information Statement is first mailed to stockholders of the Corporation; and

FURTHER RESOLVED, that the proper officers of the Corporation be, and they and each of them hereby are, authorized and empowered, in the name of the Corporation and on its behalf, to execute and deliver all such further documents, instruments and agreements, and to do all such further acts and things, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable to effectuate the foregoing resolutions, any such determination to be conclusively evidenced by the execution and delivery by such officers of any such document, instrument or agreement or the doing by them of any such act or thing.

IN WITNESS WHEREOF, the undersigned, collectively constituting a majority of the outstanding shares of common stock of the Corporation as of April 19, 2006 have executed this written consent on April 19, 2006.

[STOCKHOLDER]

[NAME]
Number of Shares Owned:

A-2

Appendix B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CELTRON INTERNATIONAL, INC.

Pursuant to the provisions of Section 78.403 of the Nevada Revised Statutes (“NRS”), the undersigned corporation adopts the following Amended and Restated Articles of Incorporation as of this date:

FIRST: The name of the corporation is Celtron International, Inc.

SECOND: The Articles of Incorporation of the corporation were filed by the Secretary of State on the 7th day of April, 1998.

THIRD: The board of directors of the corporation at a meeting duly convened and held on the 18th day of April, 2006, adopted the following resolution to amend the original Articles as previously amended:

RESOLVED, that the Articles of Incorporation as previously amended be Amended and Restated to read in full as follows:

ARTICLE I

The name of the corporation is Satellite Security Corporation.

ARTICLE II

The place of the principal office of the corporation is 6779 Mesa Ridge Road, Suite 100, San Diego, California 92121.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Nevada, other than the banking business, the trust company business, or the practice of a professional permitted to be incorporated by law.

ARTICLE IV

(a) The Corporation is authorized to issue a total of Two Hundred Sixty Million (260,000,000) shares of capital stock. Two Hundred Fifty Million (250,000,000) shares shall be designated “Common Stock” with a par value of $0.001 per share and Ten Million (10,000,000) shares shall be designated “Preferred Stock” with a par value of $0.001 per share.

(b) The Preferred Stock may be divided into such number or series as the Board of Directors may determine. The Board of Directors is authorized to determine and alter the rights, preferences and privileges granted to and imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

ARTICLE V

Members of the governing board of this corporation shall be designated directors, and there shall be at least one (1) director of this corporation. The number of directors may be changed from time to time by amendment to the corporation’s by laws.

ARTICLE VI

No paid up capital stock issued as fully paid up, after the amount of the subscription price has been paid in, is subject to assessment to pay the debts of the corporation.

ARTICLE VII

This corporation is to have perpetual existence.

ARTICLE VIII

There shall be no liability on the part of a director or officer of this corporation or its shareholders for damages for breach of fiduciary duty, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of NRS 78.300.

FOURTH: The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is Ninety Eight Million Fifty Six Thousand Five Hundred and Sixty Three (98,056,563). The above changes and amendments have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon. The number of shares voting for the amendment was Fifty One Million Seven Hundred and Fifty One Thousand One Hundred and Twenty Six (51,751,126) shares, equaling 53% of all shares entitled to vote.

[The remainder of this page has been intentionally left blank]

Kenneth Dixon and John Phillips hereby certify that they are the CEO and Secretary of the corporation respectively and that they have been authorized to execute the foregoing certificate of incorporation. They further certify that they have been authorized to execute the foregoing certificate by resolution of the board of directors, adopted at a meeting of the directors duly called and that such meeting was held on 18th day of April, 2006 and that the foregoing certificate sets forth the text of the Articles of Incorporation as amended to the date of the certificate.

Dated: , 2006	CELTRON INTERNATIONAL, INC.

By:
Kenneth Dixon, Chief Executive Officer

By:
John Phillips, Secretary

Appendix C

ADOPTED APRIL 18, 2006

APPROVED BY SHAREHOLDERS APRIL 19, 2006

TERMINATION DATE: APRIL 18, 2016

1. PURPOSES.

(a) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b ) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to acquire restricted stock.

(c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

(a )“AFFILIATE” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “BOARD” means the Board of Directors of the Company.

(c) “CODE” means the Internal Revenue Code of 1986, as amended.

(d) “COMMITTEE” means a Committee appointed by the Board in accordance with subsection 3(c).

(e) “COMMON STOCK” means the common stock of the Company.

(f) “COMPANY” means Satellite Security Corporation, a Nevada corporation.

(g) “CONSULTANT” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director’s fee by the Company for their services as Directors.

(h) “CONTINUOUS SERVICE” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(i) “COVERED EMPLOYEE” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j) “DIRECTOR” means a member of the Board of Directors of the Company.

(k) “DISABILITY” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l) “EMPLOYEE” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(m) “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

(n) “FAIR MARKET VALUE” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(iii) Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

(o) “INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p) “LISTING DATE” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

(q) “NON-EMPLOYEE DIRECTOR” means a Director of the Company who either

(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or

(ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(r) “NONSTATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

(s) “OFFICER” means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “OPTION” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(u) “OPTION AGREEMENT” means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(v) “OPTIONHOLDER” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(w) “OUTSIDE DIRECTOR” means a Director of the Company who either

(i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or

(ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(x) “PARTICIPANT” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(y) “PLAN” means this Satellite Security Corporation 2006 Equity Incentive Plan.

(z) “RULE 16B-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “SECURITIES ACT” means the Securities Act of 1933, as amended.

(bb) “STOCK AWARD” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(cc) “STOCK AWARD AGREEMENT” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(dd) “TEN PERCENT SHAREHOLDER” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. ADMINISTRATION.

(a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 12.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) DELEGATION TO COMMITTEE.

(i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4. SHARES SUBJECT TO THE PLAN.

(a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 20,000,000 shares of Common Stock.

(b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

(c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

(a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

(c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 100,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until

(i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

(ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(h) MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

(i) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(j) EXTENSION OF TERMINATION DATE. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(k) DISABILITY OF OPTIONHOLDER. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of

(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or

(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(l) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

(ii) VESTING. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) TERMINATION OF PARTICIPANT’S CONTINUOUS SERVICE. Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(iv) TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(iii) VESTING. Subject to the “Repurchase Limitation” in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) TERMINATION OF PARTICIPANT’S CONTINUOUS SERVICE. Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v) TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8. COVENANTS OF THE COMPANY.

(a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

(g) INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

(h) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(i) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares become publicly traded.

(ii) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

11. ADJUSTMENTS UPON CHANGES IN STOCK.

(a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.

(c) CHANGE IN CONTROL.

(i) For the purposes of this Section 11, “Acquisition” shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company.

(ii) In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.

(iii) In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition.

(iv) In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee’s existing work location without the Employee’s express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee’s responsibilities and duties without the Employee’s express consent (not applicable to Directors).

(v) For the purposes of this Section 11(c), “Cause” means an individual’s misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your

Participant’s gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute “Cause.”

(vi) The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows: If any such acceleration (the “Benefit”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service (“IRS”) determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a “parachute payment” within the meaning of Section 280G of the Code that is subject to the excise tax.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

(b) SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.